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                                                                    EXHIBIT 23.2






INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Amendment No. 1 to Registration Statement No. 333-68997 of Mego Mortgage Corporation on Form S-4 of our report dated December 14, 1998, appearing in the Prospectus which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP



San Diego, California
January 29, 1999